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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 2, 1997
                                                        -----------------



                      Illinois Superconductor Corporation
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               (Exact Name of Registrant as Specified in Charter)





               Delaware               0-22302             36-3688459
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          (State or Other            (Commission       (IRS Employer
           Jurisdiction               File Number)    Identification No.
          of incorporation)


        451 Kingston Court, Mount Prospect, Illinois  60056
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        (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code (847) 391-9400
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ITEM 5.    OTHER EVENTS.

On September 2, 1997, the Registrant issued the press release attached as
Exhibit 99.1 announcing its issuance of $1.5 million of convertible preferred stock under its $15 million financing facility. The information contained in this press release is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           99.1 Press Release of Registrant dated September 2, 1997



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Illinois Superconductor Corporation



Dated:  September 3, 1997              By:  /s/ EDWARD W. LAVES
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                                            Edward W. Laves
                                            President and
                                            Chief Executive Officer


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                                 Exhibit Index



Exhibit #                        Item
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  99.1                           Press Release